EX 99.1

First Northwest Bancorp

FNWB
3Q20 INVESTOR PRESENTATION
DECEMBER 2020

ABOUT FIRST NORTHWEST BANCORP (FNWB)

Bank holding company for First Federal, a growing $1.6 billion* asset, state chartered savings bank headquartered in Port Angeles, Washington

First Federal is a Washington state-chartered savings bank, founded in 1923

NASDAQ ticker symbol FNWB

13 locations: 8 facilities (including 6 Branches, and 2 stand-alone ITMs) in Clallam and Jefferson Counties, 2 Branches in Kitsap County, 2 Branches in Whatcom County (+1 in 2021), and a Lending Center in King County

1 in Deposit Market Share in Clallam and Jefferson Counties

Full-service community bank offering consumer, mortgage and commercial solutions leveraging digital solutions in our emerging and legacy markets

* - All data as of September 30, 2020, unless otherwise specified

STRATEGIC GOALS

1. Leverage Strategy
2. Human Capital
3. Revenue Growth
4. Digital Channels

STRATEGIC GOAL #1

Leverage Strategy

- Scale assets to improve EPS and ROAE
- Improve Balance Sheet Mix
- Leverage Wholesale Sources

ASSET MIX



Thousands
$1,200
$1,000
$800
$600
$400
$200
$-
4.5% 3.7% 3.3%
20.1% 24.4% 25.5%
67.3% 67.2% 67.8%
2.4% 2.3% 2.4%

	Cash	Investments	Loans	BOLI
3Q 2019	$56,481	$251,196	$841,146	$29,754
4Q 2019	$48,739	$315,580	$878,436	$30,027
3Q 2020	$52,079	$399,111	$1,061,417	$38,104

■ 3Q 2019 ■ 4Q 2019 ■ 3Q 2020

BALANCE SHEET LEVERAGE


Thousands
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	3Q 2019	4Q 2019	3Q 2020
Assets	$1,250,310	$1,307,336	$1,564,670
Deposits	$970,700	$1,001,645	$1,254,456
Borrowings	$85,324	$112,930	$109,150
Capital Ratio	14.20%	13.53%	11.60%

Assets Deposits Borrowings Capital Ratio

WHOLESALE BALANCE SHEET MANAGEMENT

DESCRIPTIONS	9/30/2019	12/31/2019	9/30/2020
Northpointe Loans	-	$22.9MM	$71.4MM
PPP Loans	-	-	$32.1MM
Investment Portfolio	$288.8MM	$315.6MM	$369.1MM
Woodside Auto Program/Other Indirect Auto	$104.4MM	$102.7MM	$102.6MM
Bank Owned Life Insurance	$29.8MM.	$30.0MM	$38.1MM
Public Funds/Tribal Funds	$57.3MM	$58.8MM	$89.7MM
Brokered Deposits/CDARs	$37.2MM	$51.6MM	$92.6MM
FHLB Borrowings	$85.2MM	$112.9MM	$109.5MM

First Northwest Bancorp

STRATEGIC GOAL #2

Human Capital

1. Hire the Best People
2. Empower Them
3. Hold Them Accountable
4. Reward Them

EXPERIENCED, BUT #YOUNG, MGMT. TEAM

Matt Deines (age 47) President and Chief Executive Officer	• President & CEO of the Bank since August 2019, and President & CEO of the Company since December 2019. Former EVP/CFO of Liberty Bank and SFBC • Nearly 20 years of banking experience (U of Washington MBA, CPA inactive)
Terry Anderson (age 52) EVP/Chief Credit Officer	• Chief Credit Officer since 2018. Formerly Chief Credit Officer for South Sound Bank • Over 20 years banking experience (MBA, PCBS Graduate)
Derek Brown (age 50) EVP/Chief HR & Marketing Officer	• Chief HR and Marketing Officer since 2015 • Over 20 years of banking experience including as an HR and business leader with Citibank (MBA, PCBS Graduate)
Geri Bullard (age 55) EVP/Chief Financial Officer	• Chief Financial Officer since 2020/Former Bank Examiner • Over 25 years of financial experience as CFO and Controller (CPA, PCBS Graduate)
Kelly Liske (age 44) EVP/Chief Banking Officer	• Chief Banking Officer since 2013 • Over 20 years of banking experience, including 14 years with FF (PCBS Graduate)
Chris Riffle (age 45) EVP/Chief Operating Officer/ Corp. Counsel/Corp. Secretary	• General Counsel and Corporate Secretary since 2017, and Chief Operating Officer since 2018 • More than 13 years practicing law, and representing First Federal as outside counsel since 2009 (JD, currently attending PCBS)
Randy Riffle (age 45) EVP/Chief Lending Officer	• Chief Lending Officer since 2020. Formerly worked for Key Bank and as EVP/CCO of FFNW • Over 20 years of Community Banking Sales and Credit experience (PCBS Graduate)

2020 KEY HIRES

Geri Bullard – EVP/Chief Financial Officer
- Experienced CFO/former Regulator

Randy Riffle – EVP/Chief Lending Officer
- Commercial leader/former Chief Credit Officer

Jonathan Sparling – SVP/Senior Director of Commercial Lending
- Executive leader/producer from $15B bank in Texas

Andy Pohlman – SVP/Regional Market President
- Banking leader from W. Washington $1B+ bank

Stephanie Nicklaus – SVP/Senior Credit Administrator
- Former Chief Credit Officer/Relationship Banker

STRATEGIC GOAL #3

Revenue Growth

- Net Interest Income
- Mortgage Revenue
- Debit Card Interchange
- Bank Owned Life Insurance
- Commercial Banking

First Northwest Bancorp

BUILDING REVENUE FOR TODAY AND TOMORROW

$ in Thousands	9/30/2019	6/30/2020	9/30/2020
Net Interest Margin	$9,429	$10,114	$11,760
Mortgage Revenue	655	2,002	1,724
Interchange Income	465	407	483
Bank Owned Life Insurance	148	628	622
Loan Swap Program Fees	-	168	396

STRATEGIC GOAL #4

Digital Channels

- Deposit Account Opening (Terrafina)
- Mortgage Production (Blend/Ellie Mae)
- Digital Consumer Lending (Meridian Link)
- Small Business Lending (Streetshares/Sageworks)
- Digital Marketing Program (Customer Acq.)

First Northwest Bancorp

Q3 2020 FINANCIAL HIGHLIGHTS

Third quarter net income totaled $3.7 million, compared to $2.0 million in the preceding quarter and $2.1 million in the year ago quarter. Diluted earnings per share was $0.40, up from $0.21 per share in the preceding quarter and up from $0.25 compared to the same quarter a year ago.

Loans receivable increased 7.6% to $1.1 billion at September 30, 2020, compared to $986.4 million at June, 2020, and increased 26.2% when compared to $841.1 million a year ago, primarily due to growth in commercial real estate, commercial business and PPP loans.

Deposits increased 7.2% and 29.2% from the prior quarter and one year prior, respectively, to $1.25 billion at September 30, 2020, due to successful organic and wholesale deposit-gathering strategies as well as the impact from various Federal Government stimulus programs.

The cost of funds for the second quarter decreased 24 basis points to 0.50% from 0.74% for second quarter 2020 and 58 basis points from 1.08% in the third quarter of 2019.

Gain on sale of mortgage loans totaled $1.7 million for the third quarter compared to $2.0 million in the previous quarter and $655,000 in 3Q19 reflecting strong quarterly mortgage originations.

During the second quarter, the Company repurchased 141,793 shares of common stock at an average price of $11.72 per share for a total cost of $1.7 million.


Net Income
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,510
$2,218
$873
$1,976
$3,675
3Q19
4Q19
1Q20
2Q20
3Q20
$ in thousands

LOAN MIX


Q3 2019
C&I
4.70%
1-4
Residential
34.63%
Multi-
family
10.87%
CRE
28.94%
Const &
Land
4.21%
Home
Equity
3.97%
Auto and
Other
12.69%
Total Loans:
$841,146


Q3 2020
C&I
11.47%
1-4
Residential
29.62%
Multi-
family
11.89%
CRE
26.41%
Const &
Land
7.01%
Home
Equity
3.18%
Auto and
Other
10.42%
Total Loans:
$1,061,417

$ in thousands

First Northwest Bancorp

DEPOSIT PORTFOLIO

$ in thousands	12/31/2019				9/30/2020		
Deposit Category	**Balance**	**% of Total**	**Wtd. Avg. Cost**		**Balance**	**% of Total**	**Wtd. Avg. Cost**
Non-Int Checking	$160,420	16%	0.00%		$236,007	19%	0.00%
Int Checking	116,076	11%	0.07%		154,861	12%	0.01%
Savings	168,983	17%	0.86%		171,904	14%	0.17%
Money Market	248,086	25%	0.46%		398,143	32%	0.31%
Retail CDs	256,473	26%	1.98%		200,930	16%	1.19%
Brokered CDs	51,607	5%	1.97%		92,610	7%	0.75%
Total Deposits	$1,001,645	100%	0.90%		$1,254,456	100%	0.46%

NET INTEREST INCOME AND NET INTEREST MARGIN


$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
3.40%
3.35%
3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
2.95%
3.19%
3.16%
3.10%
3.17%
3.14%
3.11%
3.10%
3.36%
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
Net Interest Income
Net Interest Margin

$ in thousands

RETURN ON ASSETS AND RETURN ON EQUITY


ROA
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.68%
0.70%
0.65%
0.64%
0.81%
0.27%
0.56%
0.99%
4Q18
1Q19
2Q19
2017
3Q19
1Q20
2Q20
3Q202


ROE
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.96%
5.12%
4.77%
7.16%
5.65%
1.94%
4.60%
8.22%
4Q18
1Q19
2Q19
2017
3Q19
1Q20
2Q20
3Q202

First Northwest Bancorp

CAPITAL

Tangible Book Value Per Share



$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$16.42
$16.48
$16.02
$17.07
$17.65
3Q19
4Q19
1Q20
2Q20
3Q20

Tangible Common Equity Ratio



15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
14.2%
13.5%
12.0%
11.9%
11.6%
3Q19
4Q19
1Q20
2Q20
3Q2020

MARKET FOOTPRINT

13 locations:

- 8 locations (6 Branches, 2 stand-alone ITMs) in Clallam and Jefferson Counties
- 2 Branches in Kitsap County
- 2 Branches in Whatcom County
- 1 Lending Center in King County


Whatcom
San Juan
Skagit
Island
Clallam
Snohomish
Chelan
Jefferson
Kitsap
King
Mason
Grays Harbor
Kittitas
Pierce
Thurston
Pacific
Lewis
Yakima
Wahkiakum
Cowlitz
Skamania
Klickitat
Clark

First Federal Market Areas

QUESTIONS?

MATT DEINES, PRESIDENT/CEO
MATT.DEINES@OURFIRSTFED.COM

GERI BULLARD, EVP/CFO
GERI.BULLARD@OURFIRSTFED.COM